UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended and Restated Stock Purchase Agreement

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Jupiter Wellness, Inc., a Delaware corporation (the “Company”), on December 14, 2021, the Company entered into a Stock Purchase Agreement (the “Original Purchase Agreement”), through Jupiter Wellness Investments, Inc., a Florida corporation and a wholly-owned direct subsidiary of the Company (“Acquisition Sub”, and together with the Company, “Jupiter Wellness”), with Next Frontier Pharmaceuticals, Inc., a Delaware corporation and subsidiary of Next Frontier Holdings, Inc. (“Next Frontier Pharmaceuticals”), Next Frontier Holdings, Inc., a Delaware corporation (“Next Frontier Holdings”), and certain individuals named therein, stockholders of Next Frontier Pharmaceuticals (together with Next Frontier Holdings, the “Sellers”). Pursuant to the Original Purchase Agreement, Acquisition Sub was to purchase approximately all of the shares of common stock of Next Frontier Pharmaceuticals, to be followed post the closing of the Transactions (later defined) by an anticipated statutory merger of Acquisition Sub with and into Next Frontier Pharmaceuticals, with Next Frontier Pharmaceuticals surviving as a direct, wholly-owned subsidiary of the Company (the “Acquisition”). The Acquisition and the other transactions contemplated in the Original Purchase Agreement are referred to herein as the Transactions.

On January 7, 2022, the parties entered into an Amended and Restated Stock Purchase Agreement (the “Amended and Restated Purchase Agreement”), pursuant to which the parties amended certain provisions of the Original Merger Agreement, in order to, among other things:

●	modify the Amended and Restated Purchase Agreement to provide that Jupiter Wellness will purchase from Next Frontier Holdings and that certain individual named therein approximately 94.2% of shares of common stock of Next Frontier Pharmaceuticals.

●	require that in connection with the Acquisition, and subject to the terms and satisfaction or waiver of conditions of the Amended and Restated Purchase Agreement, the Company will contribute certain consumer products assets, to be identified at a later time, to SRM Entertainment LTD, a Hong Kong Special Administrative Region of the People’s Republic of China limited company and a wholly-owned subsidiary of the Company (“SRM”).

●	provide that the Company, following the contribution of the consumer product assets, completion of registration of SRM’s shares of common stock on a national stock exchange, and consummation of the Acquisition, shall distribute to the Company’s stockholders of record date (of before the anticipated Closing), all of the shares of common stock of SRM (the “Distribution”).

●

revise the Amended and Restated Purchase Agreement to clarify that a condition to consummation of the Acquisition (the “Closing”) is that the Company obtains stockholders approval of NASDAQ Listing Standard Rule 5635, including by endorsing its approval with the recommendation of the board of directors of the Company that stockholders vote in favor of (i) the issuance of newly-created Convertible Series B Preferred Stock issued to the Sellers as the closing consideration of the Transactions (“Preferred Stock”) and the issuance of the shares of the Company’s common stock underlying the Preferred Stock (the “Common Shares”), (ii) an amendment to the Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Parent’s Common Stock, (iii) amendment of Parent’s Certificate of Incorporation to authorize the issuance of the Preferred Stock Consideration, (iv) Transition Advisory Agreements (as defined below), and (v) adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes present in person or by proxy for, or otherwise in connection with, the approval of each of the above proposals, and (vi) all other transactions and actions the Company’s board of directors deems necessary, in the related proxy materials (the “Transactions”). The modification to the Amended and Restated Purchase Agreement also provides that each of the Transaction proposals shall be conditioned on the approval of each of the other proposals.

●	modify the Amended and Restated Purchase Agreement to provide that as promptly as practicable after the date of Amended and Restated Purchase Agreement, the Company shall prepare and file with the SEC a Notice of Meeting and Preliminary Proxy Statement relating to a meeting of the Company’s stockholders to be held for the purpose of voting on the Transactions.

●	require that the Company shall consummate the Distribution as promptly as practicable following the Closing, but in no event more than ninety (90) days following the Closing date.

●

require that the Sellers and their affiliates, for a period six (6) months following the Closing, subject to certain exceptions provided therein, without the prior written approval of legal outside counsel of the Company, directly or indirectly, transfer any of the Preferred Stock, or the Common Shares, to be received by the Sellers upon the Closing Date.

●	require that the Preferred Stock or the Common Shares will bear a transfer restriction legend and that the Company may issue to its transfer agent an appropriate “stop order” or equivalent instructions with respect to any Preferred Stock and Common Shares received by the Sellers.

●	require that the Company submits to NASDAQ an Additional Listing Application the Parent regarding the Common Shares and that the Company shall use its commercially reasonable efforts to secure NASDAQ’s approval of the Additional Listing Application.

●	require that the Company reserves a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Common Shares pursuant to any exercise of the Preferred Stock following the Closing.

●	require, subject to certain exceptions specified therein, the Company’s board of directors not to withdraw its support of the Transactions and their approval by the Company’s stockholders.

●	require that the Company and the Sellers cooperate with each other and use their respective commercially reasonable efforts to take to consummate and make effective the Transactions and the Distribution as soon as practicable.

●	require that the board of directors of the Company, by resolutions of majority of the independent directors, approved the Transactions, recommended that the stockholders of the Company approve the Transactions, and directed that the approval of the Transactions be submitted to stockholders of the Company for consideration.

●	require that the Transactions receive (i) all requisite approvals of the stockholders of the Company required pursuant to Delaware law, the Company’s Certificate of Incorporation and Bylaws and the rules and regulations of the NASDAQ, and (ii) approval of a majority of the shares of Common Stock of the Company that are not owned, beneficially or of record, by the Management Team (as defined below), Sellers, or any of their affiliates.

●	modify the Amended and Restated Purchase Agreement to include a termination clause, pursuant to which the Transactions could be abandoned, mutually or unilaterally, by the parties.

●	revise the Amended and Restated Purchase Agreement to require the parties to enter to an agreement of confidentiality.

The foregoing description of the Amended and Restated Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Supporting Agreements

Stockholders Agreement

Concurrently with the execution of the Amended and Restated Purchase Agreement, the Company, Next Frontier Holdings and four members of the Company’s Management Team, the owners of approximately 33% of the Company’s outstanding shares of Common Stock (the “Management Team”), entered into that certain Stockholders Agreement, pursuant to which, among other things, the parties have agreed that for a period of twelve (12) months following the Closing, certain major stockholders actions with respect to the Company, would require the approval of the Management Team members. Such stockholders actions would include, among other things: (i) effectuating any sale of the Company or liquidation or dissolution of Company, or sell, transfer or otherwise dispose of any of the material assets or properties of Company or any of its Subsidiaries; (ii) merging the Company with or into, or consolidate with, another entity or effect any recapitalization, reorganization, change of form of organization, forward or reverse split, dividend or similar transaction; and (iii) acquire any corporation, business concern or other material assets or property for consideration in excess of 19.9% of the market value of Company, whether by acquisition of assets, capital stock or otherwise, and whether in consideration of the payment of cash, the issuance of capital stock or otherwise or make any investment in any entity in an amount in excess of such amount.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholders Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Voting Agreement

Concurrently with the entry into the Amended and Restated Purchase Agreement, the Sellers and Management Team members, entered into that certain Voting Agreement (the “Voting Agreement”) with the Company. Pursuant to the Voting Agreement, the Sellers and Management Team members have agreed to, among other things, vote all of the shares of common stock of the Company they beneficially own in favor of the Transactions.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Confidentiality Agreement

Further to the entry into the Amended and Restated Purchase Agreement, Next Frontier Pharmaceuticals and Company entered into that certain Agreement of Confidentiality (“Confidentiality Agreement”), which provides, among other things, that for a period of twelve (12) months from the date of the Confidentiality Agreement, neither party to the Confidentiality Agreement shall solicit, induce or attempt to solicit or induce any of the suppliers, distributors, vendors, customers, employees directors or officers of the other Party to discontinue such person’s relationship with the other party. Furthermore, the Confidentiality Agreement provides that in an event that the Acquisition has not been consummated, Next Frontier Pharmaceuticals agrees to a twelve (12) months standstill agreement.

The foregoing description of the Confidentiality Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Confidentiality Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Transition Services Agreements

Also in connection with entry into the Amended and Restated Purchase Agreement, and in exchange for their anticipated early termination as officers and forfeiture of certain accrued benefits, the Company entered into twelve-month Transition Advisory Agreements (the “Transition Advisory Agreements”) with the Management Team, which includes: (i) Brian S. John, our Chief Executive Officer and Chief Investment Officer, (ii) Dr. Glynn Wilson, our Chairman of the Board, (iii) Ryan Allison, the Company’s Chief Operating Officer, and (iv) Richard Miller, our Chief Compliance Officer.

Pursuant to the Transition Advisory Agreements, each of the Team Management members is expected to be hired as a corporate adviser to the Company’s incoming executive management effective the Closing. That is, following the Closing, the Management Team Members’ existing employment agreements with the Company will be superseded by the Transition Advisory Agreements.

The Management Team members’ Transition Advisory Agreements are expected to entitle them, among other things, to a signing bonus, fixed advisory fees, reimbursement of reasonable expenses incurred in connection with the advisory services rendered, eligibility to participate in health and welfare plans and programs maintained by the Company and indemnification.

Brian S. John

Mr. Brian John’s Transition Advisory Agreement is expected to govern the terms and conditions of his anticipated advisory role to the Company’s incoming management following the closing of the Transactions. Pursuant to his Transition Advisory Agreement, Mr. John is expected to be entitled to, among other things, a signing bonus of $250,000 and a annual advisory fee at an annualized rate of $250,000.

Ryan Allison

Mr. Ryan Allison’s Transition Advisory Agreement is expected to govern the terms and conditions of his anticipated advisory role to the Company’s incoming management following the closing of the Transactions. Pursuant to his Transition Advisory Agreement, Mr. Allison is expected to be entitled to, among other things, a signing bonus of $180,000 and a annual advisory fee at an annualized rate of $180,000.

Dr. Glynn Wilson

Dr. Glynn Wilson’s Transition Advisory Agreement is expected to govern the terms and conditions of his anticipated advisory role to the Company’s incoming management following the closing of the Transactions. Pursuant to his Transition Advisory Agreement, Dr. Wilson is expected to be entitled to, among other things, a signing bonus of $150,000 and a annual advisory fee at an annualized rate of $150,000.

Richard Miller

Mr. Richard Miller’s Transition Advisory Agreement is expected to govern the terms and conditions of his anticipated advisory role to the Company’s incoming management following the closing of the Transactions. Pursuant to his Transition Advisory Agreement, Mr. Miller is expected to be entitled to, among other things, a signing bonus of $175,000 and a annual advisory fee at an annualized rate of $175,000.

Each Transition Advisory Agreement is in substantially the form included herein as Exhibit 10.4. The description of the Transition Advisory Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Transition Advisory Agreements, which are incorporated by reference herein.

Debt Financing Transaction

On January 7, 2022, the Company made a loan (the “Loan”) to Next Frontier Pharmaceuticals. In connection with the Loan, the Company was issued a Secured Promissory Note in the principal amount of $5,000,000 (the “Note”) representing Next Frontier Pharmaceuticals’ obligations under the Loan. At the Company’s sole and absolute discretion, principal under this Note may be borrowed, repaid and re-borrowed. On the same day, pursuant to Note, the Company funded Next Frontier Pharmaceuticals with an amount of $1,000,000.

The Note has an interest rate of eight percent (8%) per annum. Following an Event of Default, as defined in the Note, the interest rate will increase to the highest non-usurious rate allowable per applicable law.

The maturity date of the Note is the earlier of: (i) 6-months from the issuance date of the Note, (ii) the occurrence of an Event of Default (as defined in the Note), (iii) such date as a new third party lender advances a loan to Next Frontier Pharmaceuticals (such earliest date is hereinafter referred to as the “Maturity Date”).

The Note is a secured obligation of Next Frontier Pharmaceuticals, Next Frontier Holdings, and Next Frontier Pharmaceuticals’ subsidiaries companies, Benuvia Manufacturing, Inc., a Delaware corporation (“BM”), Benuvia Therapeutics, LLC, a Delaware limited liability company (“BT”), Benuvia Manufacturing, LLC, a Delaware limited liability company (“BM LLC”), and Benuvia Therapeutics IP LLC, a Delaware limited liability company (“BT IP LLC”). The Note is a primary obligation of NFH, BM, BT, and BT IP LLC (collectively the “Guarantors”) as defined in the Note.

The Company, Next Frontier Pharmaceuticals, the Guarantors, and Benuvia Holdings, LLC, a Delaware limited liability company (“Senior Lender”), among others, are currently party to an Intercreditor and Subordination Agreement, dated December 8, 2021 (the “Intercreditor Agreement”). The Senior Lender consents to the entry of the Note by Next Frontier Pharmaceuticals and the Guarantors and the principal advances evidenced therein. The amounts advanced in the Note shall constitute additional Junior Liabilities (as defined in the Intercreditor Agreement) and, by their execution, the parties shall be bound by the terms and conditions contained in the Intercreditor Agreement, provided, however, Next Frontier Pharmaceuticals and the Guarantors shall be permitted to repay the Company all principal and interest owing thereunder in full on the Maturity Date, notwithstanding any restrictions which may otherwise be contained in the Intercreditor Agreement.

The description of the terms of the Note is a summary and is qualified by the actual agreement attached to this Current Report on Form 8-K as exhibit 10.5 which is incorporated by reference in its entirety.

The Company relied on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) with respect to the foregoing, pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

Forward-Looking Statements

This Current Report on Form 8-K and certain exhibits furnished or filed herewith contain forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not limited to, those described above and in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those described from time to time in other reports which the Company files with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1#	First Amended and Restated Stock Purchase Agreement, dated as of January 7, 2022, among Jupiter Wellness, Inc., Jupiter Wellness Investments, Inc., Next Frontier Pharmaceuticals, Inc., and certain parties named therein.
10.1	Stockholders Agreement dated January 7, 2022, by and between Jupiter Wellness, Inc., and Next Frontier Pharmaceuticals, Inc., and the Management Team members.
10.2	Voting Agreement dated January 7, 2022, by and between Next Frontier Holdings, named party therein and the Management Team members.
10.3	Confidentiality Agreement dated January 7, 2022, by and between Jupiter Wellness, Inc., and Next Frontier Pharmaceuticals, Inc.
10.4	Form of Transition Advisory Agreement between the Company and the Management Team members.
10.5	Form of Promissory Note.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

# Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer